December 6, 2017

DBX ETF TRUST

Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF

Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF

(the “Funds”)

Supplement to each Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information, each dated October 2, 2017, and as each may be supplemented from time to time

On December 6, 2017, the Board of Trustees of DBX ETF Trust (the “Trust”), unanimously voted to close and liquidate Xtrackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF and Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”). Each Liquidating Fund is listed on Cboe BZX Exchange, Inc. (the “Exchange”). After the close of business on December 18, 2017, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchange will be December 18, 2017. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about December 29, 2017.

When a Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on December 19, 2017 and December 29, 2017, because shares will not be traded on the Exchange, we cannot assure you that there will be a market for your shares.

Shareholders may sell their holdings of a Liquidating Fund on the Exchange until the market close on December 18, 2017, and may incur typical transaction fees from their broker-dealer. If you still hold shares on December 29, 2017, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this supplement for future reference.